UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: October 4, 2017
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

248 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.

On October 4, 2017, Sun Communities, Inc., a Maryland corporation (the “Company”) entered into a Second Amendment to Rights Agreement (the “Amendment”), which amended the Rights Agreement dated June 2, 2008, as amended, between the Company and Computershare Trust Company, N.A., as the rights agent. The Amendment accelerates the scheduled expiration date of the rights issued pursuant to the Rights Agreement (the “Rights”) from June 9, 2018 to October 4, 2017. Accordingly, as of 5:00 p.m., Boston, Massachusetts time, on October 4, 2017, the Rights Agreement will terminate. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement will expire and no longer be outstanding.
The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 3.03	Material Modification to Rights of Security Holders.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Promptly following the expiration of the rights as described in Item 1.01 above, the Company will file articles supplementary to the Company’s charter (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland to reclassify and designate all 1,000,000 authorized but unissued shares of the Company’s Junior Participating Preferred Stock, $0.01 par value per share, as undesignated and unclassified shares of the Company’s preferred stock, $0.01 par value per share.
The foregoing description of the Articles Supplementary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01	Other Events.
On October 4, 2017, the Company issued a press release announcing the expiration of the rights and effective termination of the Rights Agreement. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
 (d) Exhibits

Exhibit No.	Description
3.1	Articles Supplementary reclassifying Junior Participating Preferred Stock
4.1	Second Amendment to Rights Agreement, dated October 4, 2017, by and between Sun Communities, Inc. and Computershare Trust Company, N.A.
99.1	Press release dated October 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: October 4, 2017	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles Supplementary reclassifying Junior Participating Preferred Stock
4.1	Second Amendment to Rights Agreement, dated October 4, 2017, by and between Sun Communities, Inc. and Computershare Trust Company, N.A.
99.1	Press release dated October 4, 2017